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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        OCTOBER 12, 2000                                          0-8574
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Date of Report (Date of earliest event reported)         Commission File Number




                          MICROWAVE POWER DEVICES, INC.
             (Exact name of registrant as specified in its charter)

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

                          DELAWARE                                                      13-3622306
  -------------------------------------------------------------            ---------------------------------------
      (State or other jurisdiction of incorporation or organization)       (I.R.S. Employer Identification Number)

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                              49 WIRELESS BOULEVARD
                         HAUPPAUGE, NEW YORK 11788-3935
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                   (Address of Principal Executive Offices) (Zip Code)

                                 (631) 231-1400
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         MERGER AGREEMENT

         On October 12, 2000, Microwave Power Devices, Inc. (the "Company"), Ericsson MPD Acquisition Corp., a Delaware corporation ("Purchaser"), and Ericsson Inc., a Delaware corporation ("Parent") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides, among other things, for the commencement of a cash tender offer (the "Offer") to acquire all outstanding shares of the Company's common stock, par value $.01 per share (the "Shares") for $8.70 per share (such award, or any greater amount per Share paid pursuant to the Offer, being the "Per Share Amount") by Purchaser and further provides that, as promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in the Merger Agreement, and in accordance with the relevant provisions of the General Corporation Law of the State of Delaware ("DGCL"), Purchaser will be merged with the Company (the "Merger"), with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Parent. At the effective time of the Merger, all Shares not tendered in the Offer (other than, Shares held in the treasury of the Company and Shares held by Parent, Purchaser or any direct or indirect wholly owned subsidiary of Parent or of the Company or shares held by stockholders, if any, who have properly exercised appraisal rights for such Shares in accordance with Section 262 of the DGCL) will be converted into the right to receive the Per Share Amount (subject to applicable withholding taxes), without interest.

         The foregoing discussion of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

         STOCKHOLDERS' AGREEMENT

         Parent and Purchaser have entered into a Stockholders' Agreement, dated as of October 12, 2000 (the "Stockholders' Agreement") with certain stockholders of the Company, namely George Sbordone, James Silver, Lee Leong, Alfred Weber and Charter Technologies Limited Liability Company, the Company's largest stockholder (collectively, the "Principal Stockholders"), pursuant to which, among other things, the Principal Stockholders have agreed to (i) tender their Shares after commencement of the Offer (which Shares currently represent in the aggregate approximately 50.6% of the outstanding Shares on a fully diluted basis (after taking into account all Shares issuable upon conversion of shares of Company preferred stock or any other convertible securities or upon the exercise of any vested options, warrants or rights)), (ii) vote such Shares in favor of the Merger and (iii) grant Purchaser an option to purchase such Shares at the Per Share Amount upon terms and subject to the conditions set forth in the Stockholders' Agreement.

         The foregoing discussion of the Stockholders' Agreement is qualified in its entirety by reference to the Stockholders Agreement filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

         RELATED FILINGS



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         On October 20, 2000, Purchaser, Parent and Telefonaktiebolaget LM
Ericsson (Publ) filed, among other items, its Tender Offer Statement on Schedule TO and the related Letter of Transmittal with the Securities and Exchange Commission relating to the Offer. On October 20, 2000, the Company filed its Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission relating to the Offer ("Schedule 14D-9"). For a further discussion of the Offer and Merger, see the complete text of the Schedule 14D-9 filed by the Company on October 20, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a) not applicable

         (b) not applicable

         (c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

         2.1 Agreement and Plan of Merger, dated as of October 12, 2000, among Parent, Purchaser and the Company. (incorporated herein by reference to Exhibit 3. to the Schedule 14D-9).

         99.1 Stockholders' Agreement, dated as of October 12, 2000, among the several stockholders of the Company who are parties thereto, Parent and Purchaser. (incorporated herein by reference to Exhibit 4. to the Schedule 14D-9).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 23, 2000                    MICROWAVE POWER DEVICES, INC.



                                          By:      /s/ Alfred Weber
                                                -------------------------------
                                          Name:  Alfred Weber
                                          Title: President, Chairman and Chief
                                                 Executive Officer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number   Description
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2.1      Agreement and Plan of Merger, dated as of October 12, 2000, among
         Parent, Purchaser and the Company. (incorporated herein by reference to Exhibit 3. to the Schedule 14D-9 filed by the Company on October 20, 2000 with the Securities and Exchange Commission (the "Schedule 14D-9")).

99.1 Stockholders' Agreement, dated as of October 12, 2000, among the several stockholders of the Company who are parties thereto, Parent and Purchaser. (incorporated herein by reference to Exhibit 4. to the Schedule 14D-9).




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